                               POWER OF ATTORNEY

        Know all by these presents, that the undersigned, an executive officer or director of Myers Industries,  Inc., an Ohio corporation, hereby  constitutes and appoints  each of  Andrean R.  Horton, J.  Bret Treier,  Aaron S. Berke, and
Sarah D'Amore,  or any  of them  acting singly,  as his  or her  true and lawful attorneys-in-fact to:

        (1)     execute for and on behalf of the undersigned Forms 3, 4 and 5 with respect to the securities of the Company beneficially owned by  the  undersigned in  accordance  with Section  16(a)  of the
                Securities  Exchange  Act  of 1934,  as  amended  (the "Exchange
                Act"), and the rules  and regulations promulgated thereunder  by the Securities and Exchange Commission (the "SEC");

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete  and execute  any such  Form 3,  4 or  5, complete  and execute  any amendment or amendments thereto, and timely file each such  Form
                3, 4  or 5,  or amendment  thereto, with  the SEC  and any stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing  which, in  the opinion  of such attorney-in-fact, may  be of  benefit to,  in the  best interest  of, or  legally required  by,  the  undersigned, it  being  understood  that the documents executed  by such  attorney-in-fact on  behalf of  the undersigned pursuant to this Power of Attorney shall be in  such form  and  shall  contain  such  terms  and  conditions  as such
                attorney-in-fact   may   approve   in   such  attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and  authority  to  do  and  perform any  and  every  act  and  thing whatsoever requisite, necessary or proper to be done  in the exercise of any of the  rights and  powers  herein  granted,  as  fully to  all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full power  of substitution or resubstitution,  hereby ratifying and  confirming all that  such attorney-in-fact, or such attorney-in-  fact's substitute or substitutes,  shall lawfully do or  cause to be  done by virtue  of this Power  of Attorney and  the
rights  and  powers  herein  granted.   The  undersigned  acknowledges  that the
foregoing attorneys-in-fact, in serving in  such capacity at the request  of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file  Forms 3, 4 and 5 with respect  to the undersigned's holdings of and transactions in securities issued by the  Company, unless earlier revoked by the undersigned  in a signed writing delivered to  the above-named attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to
be executed as of this       day of November, 2018.

                                                       /s/ R. David Banyard
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                                                           Signature

                                                       R. David Banyard
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